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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report, dated January 29, 1998, which appears on page F-1 of Form 10-KSB of PNB Financial Group for the year ended December 31, 1997. We also consent to the reference to our Firm under the captions "Experts" and "Selected Financial Data" in the Prospectus.


/s/ McGLADREY & PULLEN, LLP


Anaheim, California
March 30, 1998